Pro Forma Information (Unaudited)	12 Months Ended
Dec. 31, 2011
Business Combination Disclosure [Text Block]

Note 9

Pro Forma Information (Unaudited)

The following unaudited pro forma information for the year ended December 31, 2011, is presented as if the acquisitions of the Company’s 26 hotels acquired after December 31, 2010 had occurred on the latter of January 1, 2011 or the opening date of the hotel. The pro forma information does not purport to represent what the Company’s results of operations would actually have been if such transactions, in fact, had occurred on these applicable dates, nor does it purport to represent the results of operations for future periods. Amounts are in thousands except per share data.

Total revenues	$94,214
Net income	2,871
Net income per share—basic and diluted	$0.08

The pro forma information reflects adjustments for actual revenues and expenses of the 26 hotels acquired during 2011 for the respective period owned prior to acquisition by the Company. Net income has been adjusted as follows: (1) interest income and expense have been adjusted to reflect the reduction in cash and cash equivalents required to fund the acquisitions; (2) interest expense related to prior owner’s debt which was not assumed has been eliminated; (3) depreciation has been adjusted based on the Company’s basis in the hotels; and (4) transaction costs have been adjusted for the acquisition of existing businesses.